                                                                 EXHIBIT 10.43.2

                   "[***]" INDICATES REDACTED INFORMATION FOR
                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED

                  AMENDMENT NO. 2 TO VOLUME PURCHASE AGREEMENT

        THIS AMENDMENT NO. 2 ("Amendment No. 2") to the Volume Purchase Agreement (as amended, "VPA") dated as of April 8, 1999 between Western Digital Corporation, a Delaware corporation ("WD"), and Komag, Inc., a Delaware corporation ("Komag"), as amended by Amendment No. 1 effective October 5, 2001, is made by and among WD, Komag, and Komag USA (Malaysia) Sdn., a Malaysia unlimited liability company ("Komag Malaysia"). The Effective Date of Amendment No. 2 shall be October 17, 2002.

                                    RECITALS

A. WD and Komag entered into the original VPA whereby Komag and/or Komag Malaysia would supply WD's media requirements for a certain period.

B. By Amendment No. 1, (i) Komag Malaysia, as the assignee of Komag under the VPA, agreed to be bound by all of the terms and conditions of and to perform the obligations of Komag under the VPA, as amended; and
         (ii) WD acknowledged Komag's assignment of its rights and delegation of its performance under the VPA to Komag Malaysia and accepted Komag Malaysia as the assignee of Komag and all of its rights and obligations under the VPA; provided, however, that Komag agreed to continue to provide its personnel and resources in support of Komag Malaysia's qualification obligations under the VPA.

C. The parties wish to make certain additional changes to the VPA regarding WD's purchase of an amount of Product in addition to the amount that WD previously identified in the forecast it provided to Komag Malaysia.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

 1. For the [***], Komag Malaysia shall allocate to WD additional capacity sufficient to produce a quantity of Products not to exceed [***] units to meet Western Digital requirement of rev 8. (Such additional quantities herein referred to as "Additional Products"). Komag Malaysia shall produce the quantity of Additional Products units set forth in Attachment A and deliver such Additional Products to WD according to the [***] schedule set forth in Attachment A.

2. WD shall purchase the Additional PML Products from Komag Malaysia at a price of $[***] each, while the price for all other PML Products that WD purchases from Komag Malaysia shall remain $[***] each (with the exception of [***], which will be $[***] for [***]). Komag Malaysia shall invoice WD for the Additional PML Products at the time of shipment per the attachment, "A" which should reference the following shipments [***]. If Komag

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                   "[***]" INDICATES REDACTED INFORMATION FOR
                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED

         Malaysia fails to deliver the Additional Products in the quantities set forth in Attachment A according to the [***] deadlines set forth in Attachment A, then [***].

3. The provisions of paragraphs 1 and 2 above shall apply only during the [***].

4. For the [***], WD shall purchase [***] from Komag during [***]. WD's purchase of such PML Products is expressly conditioned on the following:

      a) Notwithstanding any other provision of this Amendment, Komag Malaysia will sell to WD [***].

      b) All Products that Komag Malaysia sells to WD must meet quality, reliability and engineering specifications established by WD for such Products.

      c) [***].

      d) If Komag Malaysia fails to deliver the PML Products in the amounts ordered by WD according to a delivery schedule set forth by WD and a reasonably recovery schedule by Komag Malaysia does not meet WD customer demands, then WD [***].

5. The provisions of paragraphs 4 above shall apply only during the [***] with the exception of item [***].

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                   "[***]" INDICATES REDACTED INFORMATION FOR
                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED

6. Komag agrees to continue to provide personnel and resources in support of Komag Malaysia's qualification obligations set forth in this Amendment No. 2.

7.       All other terms of the VPA shall remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their duly authorized representatives as of the Effective Date.

WESTERN DIGITAL CORPORATION:                         KOMAG, INC.:

By:    /s/ Bill Johns                              By:    /s/ Mike Russak
    ----------------------------------                 ----------------------

Name:  William Johns                               Name:  Mike Russak

Title: Vice President, Program Office              Title: Pres & CTO

Date:  October 21, 2002

KOMAG USA (MALAYSIA) SDN.:

By:    /s/ illegible
    ----------------------------------

Name:  [illegible]

Title: Managing Director

Attachment "A" to be completed by Komag Malaysia and WDM on 10/21/02

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                   "[***]" INDICATES REDACTED INFORMATION FOR
                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED

                                   AttachmentA

[***]                                VL40(K)        Mav. 208(K)
[***]               [***]             [***]            [***]
[***]               [***]             [***]            [***]
[***]               [***]             [***]            [***]
[***]               [***]             [***]            [***]
[***]               [***]             [***]            [***]
[***]               [***]             [***]            [***]

                                       Total = [***]

Per Amendment No.2 to VPA (Revision 2), KMS shall invoice
WDM for the following
PML products and Quantity at $[***]
to meet WD Rev.8 schedule for [***].